UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2025

ACCO Brands Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Corporate Drive
Lake Zurich, Illinois		60047
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 541-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its previously announced multi-year cost reduction initiative, on June 4, 2025, the Board of Directors of ACCO Brands Corporation (the “Company”) approved management’s proposal to restructure the Company’s executive leadership team and eliminate the roles of Executive Vice President and President, Americas (currently held by Patrick H. Buchenroth) and Executive Vice President and President, International (currently held by Cezary Monko). As a result of this decision, Mr. Buchenroth will be resigning from his position as Executive Vice President and President, Americas effective July 1, 2025, and leaving the Company on August 1, 2025, and Mr. Monko will be resigning from his position as Executive Vice President and President, International effective December 31, 2025. Mr. Monko’s employment with the Company’s Polish subsidiary, Esselte Polska Sp. z.o.o. will terminate on December 31, 2026, in accordance with the terms of his employment agreement, following a one-year “garden leave” period.

Item 8.01 Other Events.

The Company issued a press release on June 10, 2025 regarding the change in executive leadership, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included or incorporated by reference in this Current Report on Form 8-K under this Item 8.01 is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set for the by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of the Company announcing executive leadership changes dated June 10, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation

Date:	June 10, 2025	By:	/s/ Pamela R. Schneider
Senior Vice President, General Counsel and Corporate Secretary